UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                  March 6, 2006

                         Magellan Health Services, Inc.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                      1-6639              58-1076937
 (State or Other Jurisdiction       (Commission File        (IRS Employer
       of Incorporation)                 Number)          Identification No.)

          55 Nod Road
        Avon, Connecticut                                       06001
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (860) 507-1900

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           Magellan Health Services, Inc. (the "Company") on March 7, 2006 issued a press release concerning its results of operations and financial condition for the year ended December 31, 2005. The Company also announced that it is restating information regarding its results of operations and financial condition for the year ended December 31, 2004 and the nine months ended September 30, 2005, and each of the quarters in those periods. The Company also reaffirmed its 2006 segment profit and EPS guidance. A copy of the release is attached hereto as an exhibit.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

           On February 25, 2006, Ernst & Young LLP, the independent registered public accounting firm of Magellan Health Services, Inc. (the "Company"), notified the Company that it had potential concerns about the Company's accounting treatment for the reversal of valuation allowances related to deferred tax assets, other than net operating losses (NOLs), that existed prior to the Company's January 5, 2004 emergence from bankruptcy. Because the impact of any error related to this treatment could be material, the Company announced on February 27, 2006 that it was delaying the previously scheduled release of its 2005 financial results pending a review of the subject.

           A full review of the subject was conducted by management together with Ernst & Young LLP. At a March 6, 2006 meeting of the Audit Committee of the Company's Board of Directors, management reported that the appropriate accounting treatment to reflect the reversal of the valuation allowances with respect to the use of deferred tax assets that existed prior to the Company's emergence from bankruptcy, other than NOLs, was different from that which the Company had previously utilized, and represented an error (within the meaning of Accounting Principles Board Opinion No. 20, as modified and supplemented). Specifically, the Company determined that the reversal of the valuation allowance with respect to the use of deferred tax assets that existed prior to the Company's emergence from bankruptcy, other than NOLs, should be credited to goodwill, rather than credited to the Company's provision for income taxes, with a corresponding impact on the Company's net income. This treatment would match the accounting that has been followed by the Company since its emergence from bankruptcy for the reversal of valuation allowances with respect to the utilization of NOLs that existed prior to its emergence from bankruptcy. To assist the Audit Committee in its assessment of the error, management provided the Audit Committee with information showing the estimated impact of the error on the Company's financial statements for the year ended December 31, 2004 and the nine months ended September 30, 2005 and for each of the quarters in those periods. In addition, the effect of this same accounting treatment on the Company's financial statements for the year ended December 31, 2005, which had previously been considered by the Committee, was also reviewed by the Committee at that time. The Committee discussed these matters with representatives of Ernst & Young LLP in attendance at such meeting.

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
           Accordingly, management reported to the Committee that the Company's previously released financial statements for the year ended December 31, 2004 and the related audit report of Ernst & Young LLP, and for the nine months ended September 30, 2005 and each of the quarters in these periods, all of which reflected the previous treatment, as included and discussed in the Company's Form 10-K Annual Report for the year ended December 31, 2004 and its Quarterly Reports for the periods ended March 31, June 30 and September 30, 2004 and 2005, and any press releases, Current Reports on Forms 8-K or other announcements or communications by the Company incorporating such information, should no longer be relied upon because of such error. The Committee accepted the report of management, with which Ernst & Young concurred, and the conclusion that the previously issued financial statements and related reports, press releases, announcements and communications should not be relied upon.

           The restatement of the Company's financial statements for the periods referred to above will correct the Company's accounting for the reversal of valuation allowances with respect to the use of deferred tax assets (excluding deferred tax assets related to the Company's NOLs) that existed prior to the Company's emergence from bankruptcy. The Company had recorded such reversals as reductions to the Company's income tax provision. In accordance with American Institute of Certified Public Accountants Statement of Position 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" and the Financial Accounting Standards Board's Emerging Task Force Topic No. D-33, "Timing of Recognition of Tax Benefits for Pre-Reorganization Temporary Differences and Carryforwards", such reversals of valuation allowances should be recorded as reductions to goodwill, the same treatment that the Company had previously utilized for reversals of valuation allowances with respect to use of NOLs that existed prior to its emergence from bankruptcy. Although management concluded that the error was the result of an incorrect interpretation of very complex accounting guidance, management informed the Audit Committee at its March 6 meeting that management has determined that this accounting resulted in a material error and reflects a material weakness as defined by the Public Company Accounting Oversight Board, which would be reported in the Company's Form 10-K Annual Report for the year ended December 31, 2005. To address this material weakness, management explained that it has since reviewed and corrected its accounting policy for income taxes to accurately track and record the reversal of valuation allowances established under fresh start reporting prior to its emergence from bankruptcy with respect to deferred tax assets other than NOLs.

           As a result of the restatement, net income for 2004 was reduced by $24.1 million, or $0.66 per fully diluted share, and net income for the nine months ended September 30, 2005 was reduced by $2.3 million, or $0.06 per fully diluted share. The Company has included pertinent restated financial information in its press release announcing its 2005 results of operations and financial condition attached hereto as an exhibit, is attaching hereto as an exhibit the restated information for fiscal year 2004 and the quarters ended March 31, June 30, September 30 and December 31, 2004 and March 31, June 30 and September 30, 2005, and is restating its financial statements as of and for the year ended December 31, 2004 and for the quarters ended March 31, June 30 and September 30, 2004 and 2005 in its upcoming Form 10-K Annual Report for the year ended December 31, 2005.


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
ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits


 EXHIBIT NO.        DESCRIPTION
 -----------        -----------

     99.1           Press Release, dated March 7, 2006

     99.2 Restated Financial Information for the Fiscal Year 2004 and the Nine Months Ended September 30, 2005 and the quarters ended March 31, June 30, September 30 and December 31, 2004 and March 31, June 30 and September 30, 2005.









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
                                   SIGNATURES
                                   ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MAGELLAN HEALTH SERVICES, INC.

                                         By:    /s/ Mark S. Demilio
                                                --------------------------------
                                         Name:  Mark S. Demilio
                                         Title: Executive Vice President and
                                                Chief Financial Officer

Dated:  March 8, 2006













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
                                  EXHIBIT INDEX
                                  -------------


  EXHIBIT NO.       DESCRIPTION
  -----------       -----------

     99.1           Press Release, dated March 7, 2006.

     99.2 Restated Financial Information for the Fiscal Year 2004 and the Nine Months Ended September 30, 2005 and the quarters ended March 31, June 30, September 30 and December 31, 2004 and March 31, June 30 and September 30, 2005.















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